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                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D. C.  20549


                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  May 1, 2002


                       ALLIED PRODUCTS CORPORATION
          (Exact name of registrant as specified in its charter)


DELAWARE                    1-5530                     8-0292230
(State or other             (Commission File Number)   (I.R.S. Employer
jurisdiction of                                        Identification No.)
incorporation)


                         c/o R.A.D. & Associates
      711 North McKinley Road, Suite 6, Lake Forest, Illinois 60045
                 (Address of principal executive offices)
                                (Zip Code)


    Registrant's telephone number, including area code: (847) 535-9702


                                NOT APPLICABLE
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         (Former name or former address, if changed since last report)


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ITEM 5.     OTHER EVENTS

On October 2, 2000, Allied Products Corporation (the "Company") filed a petition for reorganization in the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division under Chapter 11 of the United States Bankruptcy Code. The Company is filing copies of its monthly United States Trustee reports under cover of Form 8-K in lieu of Forms 10-Q and 10-K.

On June 12, 2002, the Company filed its May monthly United States Trustee report with the bankruptcy court.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            Exhibits

   99.01    United States Trustee Report of the Company for May 2002.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Allied Products Corporation
                                    (Registrant)


                                    By:     /s/ Richard A. Drexler
                                           Richard A. Drexler
                                           Chairman, President and Chief
                                           Executive & Financial Officer

Dated:  June 14, 2002